United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 23, 2015
Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.
(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3520 Dixie Hwy.  NE,
Palm Bay,  FL  32905
 (Address of Principal Executive Offices)

(321) 610-7959
(Registrant’s Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our” and  “us.”

Item 4.01  Changes in Registrant’s Certifying Accountant.

On November 9, 2015 Oakridge terminated the relationship with BDO USA, LLP (“BDO”) of Orlando, Florida. On November 13, 2015 Registrant engaged the firm of Scrudato and Co., PA, Certified Public Accounting Firm, 7 Valley Dr., Califon, NJ 07830.

During the Oakridge’s two most recent fiscal years BDO was not engaged as the principal accountant to audit Oakridge’s financial statements and BDO has not issued any opinion with respect to Oakridge’s financial statements. As such, during the time Oakridge engaged BDO (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports and (ii) there were no reportable events as that term is defined in item 304(a)(1)(v) of Regulation S-K.

Oakridge’s Board of Directors currently has no audit or similar committee and therefore, the action to terminate the relationship with BDO was taken by the members of Oakridge’s Board of Directors.

A copy of BDO’s letter, dated November 18, 2015, is filed as Exhibit 16.1 hereto.

During the prior two fiscal years, and the subsequent interim periods thereafter, neither Oakridge nor anyone acting on its behalf has consulted with Scrudato and Co., PA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Scrudato and Co., PA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits
Exhibit No. Description 16.1 Letter of BDO USA, LLP, dated November 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Date:	November 23, 2015	By:	/s/ L. Lee Arrowood
L. Lee Arrowood
President